ING Life Insurance and Annuity Company and its Variable Annuity Account C ING express Variable Annuity

Supplement dated February 15, 2008 to the Contract Prospectus and Statement of Additional Information, each dated April 30, 2007, as amended

The information in this Supplement updates and amends certain information contained in your variable annuity Contract Prospectus andStatement of Additional Information (SAI). Please read it carefully and keep it with your current variable annuity Contract Prospectus andSAI for future reference.

1. On December 5, 2007, the Boards of Directors of ING Partners, Inc. and ING Investors Trustapproved a proposal to reorganize certain Portfolios into the following respective “Surviving Portfolios.” Subject to approval by each Portfolio’s shareholders, after the close of business on April 25, 2008 the following Disappearing Portfolios will reorganize into and become part of the following Surviving Portfolios:

Disappearing Portfolio ING JPMorgan International Portfolio ING Legg Mason Partners Large Cap Growth Portfolio	Surviving Portfolio ING Templeton Foreign Equity Portfolio ING Marsico Growth Portfolio

Accordingly, effective after the close of business on April 25, 2008, investments in the Disappearing Portfolios will automatically become investments in the Surviving Portfolios, as follows:

  ADV Class of the ING Templeton Foreign Equity Portfolio will automatically be added to your contract, and all existing account balances invested in the ING JPMorgan International Portfolio (ADV Class) will automatically become investments in the ING Templeton Foreign Equity Portfolio (ADV Class).
  Class S of the ING Marsico Growth Portfolio will automatically be added to your contract, and all existing account balances invested in the ING Legg Mason Partners Large Cap Growth Portfolio (ADV Class) will automatically become investments in the ING Marsico Growth Portfolio (Class S).

As a result of the reorganizations, effective April 28, 2008 all references to the Disappearing Portfolios in the Contract Prospectus and SAI are hereby deleted.

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Unless you provide us with alternative allocation instructions, all future allocations directed to the Disappearing Portfolios after the date of the reorganizations will be automatically allocated to the Surviving Portfolios. You may give us alternative allocation instructions at any time by contacting our Customer Service Center through:

ING USFS Customer Service Defined Contribution Administration P.O. Box 990063 Hartford, CT 06199-0063 1-800-262-3862

See also the Transfers Among Investment Options section of your Contract Prospectus for further information about making fund allocation changes.

2. The minimum and maximum Total Annual Fund Operating Expenses shown in the Contract
Prospectus will not change as a result of the reorganizations. Therefore, there is no change to the hypothetical examples shown in the Contract Prospectus.

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